Exhibit 10.28

WESTELL TECHNOLOGIES, INC.

NON-QUALIFIED STOCK OPTION

THIS NON-QUALIFIED STOCK OPTION, dated as set forth in the attached
Memorandum is granted by WESTELL TECHNOLOGIES, INC. (the "Company"), to the
Employee as set forth in the attached Memorandum (the “Employee”) pursuant to the
Company's 2004 Stock Incentive Plan (the "Plan").

1.    OPTION GRANT

The Company hereby grants to the Employee an option to purchase total shares as set forth in the attached Memorandum of Class A Common Stock of the Company at
an option price per share as set forth in the attached Memorandum. This option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended.

2.     TIME OF EXERCISE

This option may be exercised (in the manner described in paragraph 3 hereof) in whole or in part, at any time and from time to time, subject to the following limitations:

(a) This option may not be exercised to any extent until the first anniversary of the Date of Grant. This option may be exercised to a maximum cumulative extent of 25% of the total shares covered hereby on and after the first anniversary of the Date of Grant; 50% of the total shares commencing on and after the second anniversary of the Date of Grant; 75% of the total shares commencing on and after the third anniversary of the Date of Grant; 100% of the total shares commencing on and after the fourth anniversary of the Date of
Grant. In the event that the Employee's employment with the Company or a subsidiary terminates by reason of total disability or death prior to the fourth anniversary of the Date of Grant, then the portion of the option which may be exercised shall be determined as if the Employee remained an employee of the
Company until the next anniversary of the Date of Grant.

(b) For these purposes, employment shall be deemed to continue after termination of full-time employment for any period during which the Employee remains a part-time employee of the Company or a consultant to the Company as determined by the sole discretion of the Stock Incentive Committee.

(c) This option may not be exercised:

(i)    more than three months after the termination of the Employee's employment with the Company or a subsidiary for any reason
other than retirement, total disability or death; or

(ii)    more than twelve months after termination of employment by reason of retirement, total disability or death; or

(iii)    more than five years from the Date of Grant.

For these purposes retirement and total disability shall be determined in accordance with the established policies of the Company. This option may be exercised during the indicated periods following termination of employment only to the extent permitted pursuant to paragraphs 2(a) and (b) hereof.

3.    METHOD OF EXERCISE

This option may be exercised only by appropriate notice in writing delivered to the Secretary of the Company and accompanied by:

(a)    a check payable to the order of the Company for the full
purchase price of the shares purchased and any required tax
withholding, and

(b)    such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.

Payment of the purchase price may be made in whole or in part by the delivery of shares of
Common Stock owned by the Employee for at least six months (or by certification of the
Employee's ownership of such shares), valued at fair market value on the date of exercise.
The Employee may satisfy any tax withholding obligation in whole or in part by electing to have the Company retain option shares, having a fair market value on the date of exercise equal to the amount required to be withheld.

4.	CONDITIONS

I agree that I shall not within three months following my resignation of employment with the Company engage in any Competitive Activity. Competitive Activity means any service to a competitor related to the work I have done at Westell or with knowledge of confidential information gained at Westell. By accepting this option, I agree to pay Westell as liquidated damages, any profit (spread between grant price and closing price on the date of exercise) realized on my exercise of this option from three months preceding and ending three months following my date of resignation.

5.    NON‑TRANSFERABILITY; DEATH

This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the Employee's lifetime only by the
Employee. If the Employee dies during the option period, this option may be exercised in whole or in part and from time to time, in the manner described in paragraph 3 hereof, by the
Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) twelve months after the Employee's death or (b) five years from the Date of Grant, whichever period is shorter. At the discretion of the Committee, this option may be transferred to members of the Employee's immediate family or trusts or family partnerships for the benefit of such persons, subject to terms and conditions established by the Committee.

6. Accelerated Vesting and Limitations on Sales

In accordance with the Offer Letter dated February 10, 2015 (the "Offer Letter"), any unvested options shall vest and become immediately exercisable upon termination without Cause
(as defined in the Offer Letter) or following a termination by the Company within six (6) months of a Change in Control (as defined below) in the year in which the event triggering vesting occurs.

Notwithstanding the provisions in the paragraphs above, pursuant to the terms of the Offer
Letter no shares held upon exercise of the options may be sold, except to cover taxes or the exercise price for a period of three (3) years from the grant date.

A “Change in Control” of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(A)	the consummation of the purchase by any person, entity
or group of persons, within the meaning of Section 13(d)
or 14(d) of the Securities Exchange Act of 1934, as
amended, except the Voting Trust (together with its
affiliates) formed pursuant to the Voting Trust Agreement
dated February 23, 1994, as amended, among Robert C.
Penny III and Melvin J. Simon, as co-trustees, and
certain members of the Penny family and the Simon
family, of ownership of shares representing more than
50% of the combined voting power of the Company’s
voting securities entitled to vote generally (determined
after giving effect to the purchase);

(B)	a reorganization, merger or consolidation of the
Company, in each case, with respect to which persons
who were shareholders of the Company immediately
prior to such reorganization, merger or consolidation do
not, immediately thereafter, own 50% or more of the
combined voting power entitled to vote generally of the
Company or the surviving or resulting entity (as the case
may be);

(C)	a sale of all or substantially all of the Company’s assets,
except that a Change in Control shall not exist under this
clause (iii) if the Company or persons who were
shareholders of the Company immediately prior to such
sale continue to collectively own 50% of more of the
combined voting power entitled to vote generally of the
acquirer.

* * *

IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.

WESTELL TECHNOLOGIES, INC.

By        /s/ Tom Minichiello
________________________________

Tom Minichiello, CFO

J. Thomas Gruenwald
Employee Name

/s/ J. Thomas Gruenwald
________________________________
Employee Signature

NOTICE OF GRANT OF STOCK OPTION FOR THE PURCHASE OF
CLASS A COMMON STOCK

Dear John Thomas Gruenwald,

You have received a grant with the following parameters:

Plan Name:         Westell Technologies, Inc. 2004 Stock Incentive Plan
Award Number:    10028
Shares Granted:     250,000
Exercise Price:    1.475 per share
Award Type:        NQSO
Award Date:         February 10, 2015
Vesting Schedule:    4 year vesting, 25% per year upon anniversary date of grant

Vesting Date        Shares Vesting
2/10/2016         62,500
2/10/2017         62,500
2/10/2018         62,500
2/10/2019         62,500

Expiration Date:    2/10/2020

If you have any questions, contact Sharon Hintz at 630-375-4160.

By affixing your signature to the bottom of this Notice, you acknowledge receipt of a copy of the Agreement and the Plan to which the Agreement and this Stock Option Grant is subject and agree that the Options Granted hereunder shall be subject to such Plan and Agreement and shall be governed by their terms and provisions.

Tom Minichiello
Westell Technologies, Inc.
Chief Financial Officer

/s/ J. Thomas Gruenwald                    3/16/2015
___________________________________        _______________________
J. Thomas Gruenwald                        Date